SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the “Amendment”) is entered into as of August 13, 2013, by and between SQUARE 1 BANK (the “Bank”) and GRIDSENSE INC. (the “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 2, 2012 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 6.7 of the Agreement is hereby amended and restated, as follows:

6.7 Minimum EBITDA. Borrower shall achieve EBITDA, determined in accordance with GAAP and measured as of the last day of each month on a trailing 3-months basis, of not less that the amounts set forth below for the corresponding reporting periods. Covenant levels for subsequent reporting periods shall be determined by Bank based upon Borrower’s Board-approved operating plan, which shall be provided to Bank on or before January 15th during the term of this Agreement, and incorporated into an amendment to this Agreement which Borrower hereby agrees to execute.

For the 3 months ending:	Minimum EBITDA
July 31, 2013	$(1,300,000)
August 31, 2013	$(1,400,000)
September 30, 2013	$(900,000)
October 31, 2013	$(700,000)
November 30, 2013	$(500,000)
December 31, 2013	$(500,000)

2)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

Gridsense Inc. – 2ndAmendment to LSA

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

b)	a Subordination Agreement, duly executed by Acorn Energy, Inc. and acknowledged by Borrower;

c)	payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment, which may be debited from any of Borrower’s accounts; and

d)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Gridsense Inc. – 2ndAmendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

GRIDSENSE INC.	SQUARE 1 BANK

By:	By:

Name:	Name:

Title:	Title:

[Signature Page to Second Amendment to Loan and Security Agreement]

Gridsense Inc. – 2ndAmendment to LSA